UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported):   March 16, 2005

 KFX INC.
 (Exact name of Registrant as specified in its charter)

Delaware	0-23634	84-1079971
(State or other jurisdiction of incorporation or organization)	Commission File Number	IRS Employer Identification Number

55 Madison Street, Suite 745 Denver, Colorado, USA		80206
(Address of principal executive offices)		(Zip Code)

(303) 293-2992
(Registrant’s telephone number, including area code)

 not applicable
(Former name or former address, if changed since last report)

Item 2.  Financial Information

Item 2.02  Results of Operations and Financial Condition.

            On March 16, 2005, KFx Inc. issued a press release regarding its financial results for the quarter and year ended December 31, 2004.  A copy of the press release is furnished as Exhibit 99 to this report.

            The information in this report, including the Exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by references in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Exhibit Title or Description
99	Press Release dated March 16, 2005 of KFx Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KFx Inc.

Date: March 16, 2005	By: /s/ Matthew V. Elledge
Matthew V. Elledge
Vice President and Chief Financial Officer

KFx INC.
EXHIBIT INDEX

Exhibit No.	Exhibit Title or Description

99	Press Release dated March 16, 2005 of KFx Inc.